NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide HighMark Bond Fund
Nationwide Amundi Strategic Income Fund	Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide Amundi World Bond Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Bailard Cognitive Value Fund	Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide HighMark Short Term Bond Fund
Nationwide Bailard International Equities Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Bailard Technology & Science Fund	Nationwide High Yield Bond Fund
Nationwide Bond Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bond Index Fund	Nationwide International Index Fund
Nationwide Core Plus Bond Fund	Nationwide International Small Cap Fund
Nationwide Emerging Markets Debt Fund	Nationwide Mid Cap Market Index Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Global Sustainable Equity Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Government Bond Fund	Nationwide Ziegler Equity Income Fund
Nationwide Government Money Market Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Growth Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated November 9, 2017
to the Statement of Additional Information ("SAI") dated February 28, 2017, as revised March 22, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Fund, Nationwide HighMark Large Cap Core Equity Fund, and Nationwide HighMark Small Cap Core Fund (each a "Fund," and collectively, the "Funds")

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Funds.  All references to, and information regarding, HighMark in the SAI are hereby deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of the Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of (i) Wellington Management Company LLP ("Wellington") as the new subadviser to the Nationwide Fund, (ii) Diamond Hill Capital Management, Inc. ("DHCM") as the new subadviser to the Nationwide HighMark Large Cap Core Equity Fund, and (iii) WCM Investment Management ("WCM") as the new subadviser to the Nationwide HighMark Small Cap Core Equity Fund.  These changes will be implemented on the Effective Date.

3.	As of the Effective Date, the SAI is amended as follows:

a. The Nationwide HighMark Large Cap Core Equity Fund is renamed the "Nationwide Large Cap Equity Fund" and the Nationwide HighMark Small Cap Core Fund is renamed the "Nationwide WCM Focused Small Cap Fund." All references to these Funds in the SAI are updated accordingly.

b. The following replaces information regarding the Nationwide Fund in the table under the heading "Investment Advisory and Other Services – Investment Adviser" on page 80 of the SAI:

Fund	Assets	Investment Advisory Fee
Nationwide Fund	$0 up to $250 million $250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion and more	0.54% 0.53% 0.52% 0.49% 0.47%

c. The following replaces the information in the table regarding the Funds under the heading "Investment Advisory and Other Services – Subadvisers" on page 88 of the SAI:

Fund	Subadviser
Nationwide Fund	Wellington Management Company LLP
Nationwide Large Cap Equity Fund	Diamond Hill Capital Management, Inc.
Nationwide WCM Focused Small Cap Fund	WCM Investment Management

d. The information under the heading "Investment Advisory and Other Services – Subadvisers" on page 88 of the SAI is amended to include the following:

Diamond Hill Capital Management, Inc. ("DHCM") is located at 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215. DHCM is an Ohio corporation that is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly owned Ohio corporation.

WCM Investment Management ("WCM") is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is a California corporation that is privately owned and managed entirely by active employees.

e. The information under the heading "Appendix B – Proxy Voting Guidelines" is amended to include the following:

Diamond Hill Capital Management, Inc.
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Act"),  make  it a  fraudulent,  deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for  an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter "we" or  "us" or "our") has adopted the following Proxy Voting Policy, Procedures and Guidelines (the "Proxy Policy") with regard to companies in our clients' investment portfolios.
Key Objective
The key objective of our Proxy Policy is to maximize the value of the securities held in our clients' portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, we also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.
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Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:
Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.
Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company's performance and to make informed decisions about the purchase and sale of the company's securities.
Decision Methods
Clients may retain the right to vote on shareholder proposals concerning stocks that we have bought on the client's behalf. This is a perfectly reasonable request and we will not be offended if a client chooses to vote the shares. In addition, we will not vote the proxy for shares held in a client's account where we do not have investment authority over the shares. The client can instruct the custodian to forward proxy materials from these issuers directly to the client for voting. Where clients have voting authority we encourage them to exercise their right by conscientiously voting all the shares owned.
Our recommendation, however, is that clients delegate the responsibility of voting on shareholder matters to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client's best economic interest regarding shareholder proposals.   Additionally,  we can vote in  accordance with  a client's  wishes on  any individual issue or shareholder proposal. Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the client directs.  We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions and similarly, we believe clients are entitled to an explanation of our voting principles, as both ultimately affect clients economically.
We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote.  In special cases, we may seek insight from a variety  of sources on how a particular proxy proposal will affect the financial prospects of a company then vote in keeping with our primary objective of maximizing shareholder value over the long term.
Voting to maximize shareholder value over the long term may lead to an unusual circumstance of votes on the same issue held by different clients may not be the same. For instance, the Small Cap Fund may own a company that is  the subject of a takeover bid by a company owned in the Large Cap Fund. Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.
In addition, when securities are out on loan, our clients collectively hold a significant portion of the company's outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.
Conflicts Of Interest
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Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are  perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to  notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.
In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. For example, we might manage money for a plan sponsor and that company's securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we now would have a vested interest to acquiesce to company management's recommendations, which may not be in the best interests of clients.  Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in this manner, which may not be best for clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.
Recordkeeping
We will maintain records documenting how proxies were voted. In addition, when we vote contrary to the Proxy Policy or for votes that the Proxy Policy indicates will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client's request.
Proxy Voting Principles
1) We recognize that the right to vote a proxy has economic value.
All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid.) Thus, when you buy a share of voting stock, part of the purchase price is for the right to vote in matters concerning your company. If you do not exercise that right, you paid more for that stock than you should have.
2) We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.
In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:
Loyalty - We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.
Care - We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.
Prudence - We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.
Impartiality - We will treat all clients fairly.

Discretion - We will keep client information confidential. Information concerning client-specific requests is strictly between the client and us.
3) We believe that a corporation exists to maximize the value for shareholders.
Absent a specific client directive, we will always vote in the manner (to the extent that it can be  determined) that we believe will maximize the share price, and thus shareholder value, in the long-term.
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4) We believe conscientious proxy voting can result in better investment performance.
The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management's current strategy is unlikely to result in the maximization of shareholder value. So why would we own the stock? One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be "maximized" for us to realize an attractive return. Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while  still holding admiration for a company, its management, or its corporate governance in general. We do not subscribe to the "If you don't like management or its strategy, sell the stock" philosophy in many instances.
5) We believe there is relevant and material investment information contained in the proxy statement. Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a "corporate culture".

Proxy Voting Guidelines
Each proposal put to a shareholder vote is different. As a result, each must be considered individually, however, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals.
I.	Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the "Board") is frequently viewed as a "routine item". Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent  conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we also strongly prefer that key committees be comprised entirely  of outside directors.
1.	Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest.

To illustrate the difference between cumulative voting and straight voting, consider the John Smith Corporation. There are 100 total shares outstanding; Jones owns 51 and Wilson owns 49.
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Three directors are to be elected. Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director's position is voted on separately. Thus, Jones could elect all the directors since he would vote his 51 shares for his choice on each separately elected director. Under the cumulative voting method, each shareholder has a total number of votes equal to the number of shares owned times the number of directors to be elected. Thus, Jones has 153 votes (51 X 3 = 153) and Wilson has 147 votes (49 X 3). The election of all directors then takes place simultaneously, with the top three vote recipients being elected. Shareholders may group all their votes for one candidate. Thus, Wilson could vote all 147 of his votes for one candidate. This will ensure that Wilson is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.
Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.
2.	Majority vs Plurality Voting

In evaluating majority voting vs. plurality voting we will vote on a case-by-case basis. A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting, on the other hand, provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, he or she needs only one vote to be elected, so an "against" vote is meaningless.  We feel that directors should be elected to the board by a majority vote simply because it gives us a greater ability to elect board candidates that represent our clients' best interest. However, in the case where a company adopts a provision in which a board candidate receives more AGAINST votes than FOR votes is required to tender his or her resignation, there is less reason to vote in favor of a majority vote standard.
3. Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance.  A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director's ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director with a pattern of high absenteeism.
4.	Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. For example, if the John Smith Corporation has nine directors on its Board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year.  A non-classified Board requires all directors to stand for election every year and serve a one-year term.
Proponents of classified Boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained. However, a classified Board makes it more difficult for shareholders to change control of the Board. A classified Board can delay a takeover
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advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.
We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.
5.	Inside versus Independent (or Non-Affiliated) Directors

We will vote FOR shareholder proposals asking that Boards be comprised of a majority of independent directors.
We will vote FOR shareholder proposals seeking Board nominating committees be comprised exclusively of independent directors.
We will WITHHOLD votes for (or vote AGAINST, if that option is provided) directors who may have an inherent conflict of interest, such as due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director's income.
B.	Confidential Voting

In a system of confidential voting, individual shareholder's votes are kept confidential. Management and shareholders are only told the vote total.  This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management.  We will vote FOR proposals seeking confidential voting.
C.	Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.
D.	Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer's equity holdings  in the target company; (2) dilution of the acquirer's voting rights in the target company; or (3) dilution of the acquirer's equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.
Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company's Board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase. Obviously, this argument relies on the assumption of director independence and integrity. Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.
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We will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.
We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.
II.	Compensation Plans

Management is an immensely important factor in the performance of a corporation.  Management can  either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill- designed compensation plans work to the detriment of shareholders in several ways. For instance, there  may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company, or misguided incentives could cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.
A.	Non-Employee Directors

As directors take a more active role in corporate governance, compensation is becoming more performance-based. In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation. The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.
We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.
We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.
B.	Incentive Compensation subject to Section 162(m)

The Omnibus Budget and Reconciliation Act of 1993 prohibits the deductibility of executive compensation of more than $1 million. The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was "bad" per se is a separate question) and to tie more of the future compensation to performance. However, the law provided exemptions to this $1 million limit in certain circumstances. Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals. The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors. Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved. The compensation committee must certify that the goals have been attained before any payment is made.
The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation.
We will vote FOR any such plan submitted for shareholder approval. Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.
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C.	Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder  approval, these  plans typically require the most thorough examination for several reasons. First, their economic  significance is large. Second, the prevalence of these plans has grown and is likely to persist in the future. Third, there are many variations in these plans. As a result, we must consider any such plan on a case-by- case basis. However, some general comments are in order.
We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance and the issue boils down to a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria. Additionally, objective measures of company  performance (which do not include short-term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives' or directors' cash compensation.
We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.
D.	Say-on-Pay

The Securities and Exchange Commission adopted rules on Jan. 25, 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern three separate non-binding shareholder votes on executive compensation:
(1)
Say-on-Pay Votes. The new rule requires public companies subject to the proxy rules to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Say-on-pay votes must be held at least once every three years. As stated above,  support for or against executive compensation will be determined on a case-by-case basis.

(2)
Frequency Votes. These companies also are required to provide their shareholders with  an advisory vote on how often they would like to be presented with the say-on-pay votes – every year, every second year, or every third year. In voting on the frequency of the say-on-pay, we believe that a TRIENNIAL vote is appropriate due to the fact that say-on-pay is a non-binding advisory vote and more frequent votes could reduce the Board's strategic focus on the business. A three-year time horizon allows the Board to make well-informed decisions regarding executive compensation, evaluate the effectiveness of executive compensation, and increase time spent focusing on long-term shareholder value creation.

(3)
Golden Parachute Disclosures and Votes. These companies are also required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a case-by case basis.

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III.	Capital Structure, Classes of Stock, and Recapitalizations

A.	Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies  present  for  shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.
For example, suppose a company has a total share authorization of 100 million. Of the 100 million, 85 million are issued and outstanding and an additional 5 million are reserved but unissued. We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).
B.	Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax holders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.
IV.	Social and Environmental Issues

Shareholder proposals relating to a company's activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings.  In some cases, an attempt is  made to relate a recommendation for the company's policies and activity to its financial health. In other cases, the proposal seems tangentially related at best. These issues are often difficult to analyze in terms of their effect on shareholder value. As a result, these proposals must be considered on a case-by-case basis.  In cases where we do not believe we can determine the effect, we will ABSTAIN. We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.
We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors. If these factors are present, then the issue reduces to freedom of information.
In practice, however, this is seldom the case. Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company's business interests. Further, the nature of the study proposed often deals with subjective issues in which  no conclusive resolution will likely result from the study. We will vote AGAINST such proposals.
V.	Voting Foreign Securities

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Voting proxies of foreign issuers can be much different than voting proxies of U.S.-domiciled companies.  It can be more expensive (for instance, we could need to hire a translator for the proxy materials or, in  some cases votes can only be cast in person so there would be travel costs to attend the meeting) and in some jurisdictions the shares to be voted must be sequestered and cannot be sold until the votes are cast or even until the meeting has been held.  In addition, the SEC has acknowledged that in some cases it can be  in an investor's best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for foreign issuers will be evaluated and voted, or not voted, on a case-by-case basis.

WCM Investment Management ("WCM")

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client's investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client's account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
Special Rule in the Case of ERISA Accounts.
Unless proxy voting responsibility has been expressly reserved and is being exercised by another "named fiduciary" for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan's account. Please refer to ERISA Accounts section below for further details.
In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM's fiduciary duties under federal and state law to act in the best interests of its clients.
1.	Third Party Proxy Voting Service
In general, WCM believes that its clients' best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor's potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the Investment Strategy Group ("ISG") who will maintain documentation to support WCM's decision.
The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis' approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
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2.	Role of the Proxy Admin.
The Proxy Admin oversees and administers the firm's proxy voting process. For each Client, the Proxy Admin initially determines whether:
•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
•	the Client has adopted a proxy voting policy that WCM is required to follow; and
•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM's.
Once a Client account is established and proxy voting responsibility is determined, the Proxy Admin is responsible for ensuring that proxy materials for each account to be voted are received and voted in a timely manner. The Proxy Admin instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer's name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.
3.	Role of the Analyst and ISG
If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM's clients. Documentation will be provided by the ISG and maintained by the Proxy Admin supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.
4.	Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:
a.	Neither Glass Lewis' recommendation nor specific client instructions cover an issue;
b.	In circumstances where, in WCM's judgment, the costs of voting the proxy exceed the expected benefits to the Client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG.
Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's
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transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to "share blocking."
5.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis' recommendation with respect to a proxy unless the following steps are taken by the CCO:
a.
The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

(1.)
Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a "significant business relationship" is one that: (i) represents 1% or $1,000,000 of WCM's revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

(2.)
Significant Personal/Family Relationships – the CCO will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

b.
If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:

(1.)
Routine Proxy Proposals – Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

(2.)
Non-Routine Proxy Proposals – Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM's conflict is unrelated to the proposal in question (see 3. below). For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

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(3.)
Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM's conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
(1.)
Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client's consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

(2.)	Use Glass Lewis' Recommendation – Vote in accordance with Glass Lewis' recommendation.
d.
For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis' recommendation if the ISG reasonably determines that doing so is in the best interests of WCM's clients. If the ISG decides to overrule Glass Lewis' recommendation, the ISG will maintain documentation to support their decision.

6.	Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer
In the event that WCM is notified by a client regarding a conflict of interest between them and Glass Lewis or the proxy issuer, the CCO will evaluate the circumstances and either:
a.	elevate the decision to the ISG who will make a determination as to what would be in the Client's best interest;
b.	if practical, seek a waiver from the Client of the conflict; or
c.	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
7.	Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:
a.	a copy of these Proxy Policies, as they may be amended from time to time;
b.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC's EDGAR system;
c.	a record of each proxy vote cast on behalf of its Clients;
d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.
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As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients' votes promptly upon request. WCM and ProxyEdge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).
8.	Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client's proxies. Upon receipt of a Client's request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client's stated requirements, how the Client's proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
f.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of September 30, 2017)
Diamond Hill Capital Management, Inc.
Charles Bath, CFA	Nationwide Large Cap Equity Fund	None
Austin Hawley, CFA	Nationwide Large Cap Equity Fund	None
Christopher Welch, CFA	Nationwide Large Cap Equity Fund	None
WCM Investment Management
Jonathon Detter, CFA	Nationwide WCM Focused Small Cap Fund	None
Anthony B. Glickhouse, CFA	Nationwide WCM Focused Small Cap Fund	None
Patrick McGee, CFA	Nationwide WCM Focused Small Cap Fund	None
Wellington Management Company LLP
Mark D. Mandel, CFA	Nationwide Fund	None
Cheryl M. Duckworth, CFA	Nationwide Fund	None
Jonathan G. White, CFA	Nationwide Fund	None

g. The subsection "Description of Compensation Structure" under the heading "Appendix C – Portfolio Managers" is amended to include the following:
Diamond Hill Capital Management, Inc.
We link the majority of portfolio managers' annual incentive compensation directly to long-term (trailing five-year) investment results of the strategies they manage. We measure portfolio managers against three quantitative goals:
• an absolute return goal commensurate with the risk level of the asset class;
• a relative return goal measured against the respective strategy's benchmark; and
• a peer group goal of top quartile performance
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In addition to investment results, we base a portion of incentive compensation on each portfolio manager's contribution to the investment team and to client service. On average, the portfolio managers' base salaries represent 20% of total compensation, while cash incentives represent 30% and long-term equity incentives represent 50%. Portfolio manager compensation is not tied to product AUM or revenue; however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation.

Research analysts receive incentive compensation based on strategy investment results, investment team contributions, and client service contributions. On average, research analysts' incentive compensation represents 50%-80% of total compensation. We evaluate research associates on the same factors as research analysts; however, research associates receive incentive compensation based on sector team contribution, rather than on investment strategy results.

For traders, we base annual incentive compensation on an assessment of trade execution, accuracy, portfolio manager feedback, and input from our Co-Chief Investment Officers.

WCM Investment Management
Compensation for PMs include:

•	Base Salaries: All investment professionals receive competitive base salaries reflective of their role and contribution to the investment team.
•	Revenue Share: Additional compensation comes in the form of an ongoing revenue share via a fixed percentage of the fees the firm receives from clients invested in the strategy.
•	Employee Benefit Plan: A discretionary employer profit-sharing contribution is determined annually. There is no vesting period for employer contributions.
•	Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) shares, or equity ownership.
h. The information related to Wellington Management under the subsection "Description of Compensation Structure" under the heading "Appendix C – Portfolio Managers" is deleted in its entirety and replaced with the following:

Wellington Management receives a fee based on the assets under management of the Nationwide Fund and the Nationwide International Small Cap Fund (the "Funds") as set forth in the Subadvisory Agreements between Wellington Management, Nationwide Mutual Funds and Nationwide Fund Advisors on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following information is as of August 31, 2017.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Portfolio Managers") includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington
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Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mark Mandel and Cheryl Duckworth, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  Each Portfolio Manager's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mandel and Ms. Duckworth are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Nationwide Fund	S&P 500 Index
Nationwide International Small Cap Fund	MSCI EAFE® Small Cap Index

i. The subsection "Other Managed Accounts" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of September 30, 2017)
Diamond Hill Capital Management, Inc.
Charles Bath, CFA	Mutual Funds: 2 accounts, $6.32 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $33 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 402 accounts, $3.38 billion total assets (4 accounts, $407 million total assets for which the advisory fee is based on performance)
Austin Hawley, CFA	Mutual Funds: 2 accounts, $6.32 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $33 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 402 accounts, $3.38 billion total assets (3 accounts, $142 million total assets for which the advisory fee is based on performance)
Christopher Welch, CFA	Mutual Funds: 2 accounts, $6.32 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $33 million total

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assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 402 accounts, $3.38 billion total assets (3 accounts, $142 million total assets for which the advisory fee is based on performance)
WCM Investment Management
Jonathon Detter, CFA	Mutual Funds: 1 account, $35 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 8 accounts, $102 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Anthony B. Glickhouse, CFA	Mutual Funds: 1 account, $35 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 8 accounts, $102 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Patrick McGee, CFA	Mutual Funds: 1 account, $35 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 8 accounts, $102 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Wellington Management Company LLP
Mark D. Mandel, CFA	Mutual Funds: 13 accounts, $4.77 billion total assets (1 account, $148.3 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 27 accounts, $8.76 billion total assets (3 accounts, $4.04 billion total assets for which the advisory fee is based on performance)
Other Accounts: 80 accounts, $29.13 billion total assets (15 accounts, $6.17 billion total assets for which the advisory fee is based on performance)
Cheryl M. Duckworth, CFA	Mutual Funds: 13 accounts, $4.77 billion total assets (1 account, $148.3 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 27 accounts, $8.76 billion total assets (3 accounts, $4.04 billion total assets for which the advisory fee is based on performance)
Other Accounts: 80 accounts, $29.13 billion total assets (15 accounts, $6.17 billion total assets for which the advisory fee is based on performance)
Jonathan G. White, CFA	Mutual Funds: 1 account, $93.97 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $956.6 million total assets (2 accounts, $455.8 million total assets for which the advisory fee is based on performance)
Other Accounts: 18 accounts, $2.70 billion total assets (2 accounts,

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$435.99 million total assets for which the advisory fee is based on performance)

j. The subsection "Potential Conflicts of Interest" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:

Diamond Hill Capital Management, Inc. ("Diamond Hill")

Form ADV Part 2A includes a discussion of a number of important matters including several potential conflicts of interest and procedures in place to disclose and/or mitigate those conflicts. Conflicts of interest discussed include:
• Receipt of performance fees from certain accounts
• Personal trading governed by Code of Ethics
• Brokerage allocation among client accounts
• Best execution policy and receipt of research services
• Client Commission Arrangements
• Solicitors fees
• Proxy voting policy

Diamond Hill has developed and implemented procedures in an effort to eliminate or mitigate conflicts of interest. For example, employees of Diamond Hill are not permitted to purchase individual securities eligible for client accounts.

We offer both fixed rate and variable fee structures for all of our products. This could create a potential conflict of interest between products of similar strategies as the variable fee would provide incentive to allocate the "best ideas" to these products. We manage these conflicts through our Trade Allocation Policy and incentive compensation practices. Our Trade Allocation policy requires that security trades be blocked across all strategies and accounts buying or selling a particular security so that each account receives a pro-rata allocation of the total shares acquired at the same average price. This policy helps prevent any preferential treatment through trade allocation. In addition, each portfolio is compared to the strategy model no less than monthly to ensure that all portfolios in the strategy are invested to the model. Further, Diamond Hill prohibits a short position from being held as a long position in any actively managed account. The investment results of, and revenue generated by, any accounts with performance-based fees are not a factor in determining the incentive compensation of any portfolio manager.

WCM Investment Management ("WCM")

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such
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potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

4.
Shareholders of each Fund will receive an Information Statement in the near future, as required under the Trust's Manager-of-Managers Exemptive Order, with more detailed information about DHCM, WCM, and Wellington, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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